                                                                    EXHIBIT 10.7


                                 EQUIFAX INC.

                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN



                             Amended and Restated

                                October 1, 1989

                                 EQUIFAX INC.

                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                               Table of Contents

                                                                                  Page
                                                                                  ----
ARTICLE 1 - DEFINITIONS

      1.1   Accrued Benefit                                                          1
      1.2   Actuarial Equivalent                                                     1
      1.3   Beneficiary                                                              1
      1.4   Code                                                                     2
      1.5   Company                                                                  2
      1.6   Credited Service                                                         2
      1.7   Eligible Employees                                                       2
      1.8   Executive Committee                                                      2
      1.9   Exempt Grade                                                             2
      1.10  Final Average Earnings                                                   2
      1.11  Plan                                                                     3
      1.12  Plan Earnings                                                            3
      1.13  Retirement Income Plan                                                   3
      1.14  Retirement Income Plan Benefit                                           3

ARTICLE 2 - ELIGIBILITY

      2.1   Eligibility Requirements                                                 4
      2.2   Frozen Participation as of October 1, 1989                               5
      2.3   Schedule of Eligible Employees                                           5

ARTICLE 3 - BENEFITS

      3.1   Amount of Benefit                                                        6
      3.2   Disability Benefit                                                       9
      3.3   Benefit Accrual                                                         10
      3.4   Vesting                                                                 10
      3.5   Normal Form of Payment                                                  11
      3.6   Preretirement Death Benefit                                             11
      3.7   Postretirement Death Benefit                                            11
      3.8   Lump Sum Payment                                                        12

ARTICLE 4 - NONFUNDED PLAN

      4.1   Payment From General Treasury                                           13
      4.2   Assets Subject to General Creditors                                     13
      4.3   No Participant Contributions                                            14

ARTICLE 5 - RIGHTS OF EMPLOYEES AND OTHERS

      5.1   Limitation on Rights Under Plan                                         15
      5.2   No Employment Rights                                                    15
      5.3   Nonalienation                                                           15

ARTICLE 6 - AMENDMENT AND TERMINATION OF THE PLAN

      6.1   Amendment of the Plan                                                   16
      6.2   Termination of the Plan                                                 16

ARTICLE 7 - MISCELLANEOUS

      7.1   Headings                                                                17
      7.2   Construction                                                            17
      7.3   Administration                                                          17
      7.4   Withholding for Taxes                                                   17

                                 EQUIFAX INC.

                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                Amended and Restated Effective October 1, 1989

     WHEREAS, the Company currently maintains the Equifax Inc. U.S. Retirement Income Plan, which is a qualified defined benefit pension plan (the Retirement Income Plan) for the benefit of its eligible employees; and

     WHEREAS, Section 415 of the Internal Revenue Code of 1986 (the Code) imposes a maximum benefit limitation on annual payments from the Retirement Income Plan, and Code Section 401(a)(17) limits the amount of each participant's annual compensation which can be taken into account under the Retirement Income Plan to $200,000, as indexed to the CPI beginning in 1990; and WHEREAS, the Company also maintains the Equifax Inc. Deferred Bonus Compensation Plan (the Bonus Plan), pursuant to which certain executive employees of the Company may defer receipt of bonuses otherwise currently payable by the Company; and

     WHEREAS, bonuses paid by the Company are included in compensation in a limited manner for purposes of calculating benefits accrued under the Retirement Income Plan; and

     WHEREAS, certain participants in the Retirement Income Plan would be entitled to a greater benefit if it were calculated by ignoring the limitations under Code Sections 415 and 401(a)(17) and by including annual bonuses, whether paid currently or deferred under the Bonus Plan, to the extent the bonus does not exceed 50 percent of the participant's annual base salary including any tax-deferred amounts contributed under Code Sections 401(k) and/or 125; and

     WHEREAS, the Company previously adopted the Equifax Inc. Supplemental Executive Retirement Plan (the Plan) to provide to such participants in the Retirement Income Plan supplemental payments from its general assets to bring their total retirement benefits to the amount they would be entitled to receive under the Retirement Income Plan if their benefit under the Retirement Income Plan were calculated as described in the preceding paragraph; and

     WHEREAS, the Company desires to amend and restate the Plan, effective as of October 1, 1989, to provide additional supplemental retirement benefits, payable from its general assets or from a trust or other fund as designated by the Board of Directors of Equifax Inc., to executive employees in Exempt Grades No. 37 and higher to ensure the payment of a competitive level of retirement income in order to recruit, retain and motivate selected executive employees; and

     WHEREAS, the Company desires to provide for the immediate payment of the supplemental retirement benefits payable under this Plan to any vested Plan participant who becomes disabled, regardless of his age and service; and

     NOW, THEREFORE, in consideration of the foregoing and of the valuable services rendered and to be rendered to the Company by its executive employees who are covered by this Plan, the Company hereby adopts the amendment and restatement of the Plan as set forth below. United States subsidiaries of Equifax Inc. may adopt this Plan subject to consent of the Board of Directors of Equifax Inc. The amended and restated Plan will include the provisions set forth below:

                                   ARTICLE I

                                  Definitions
                                  -----------

     As used in the Plan, the following words and phrases and any derivatives thereof will have the meanings set forth below unless the context clearly indicates otherwise. Definitions of other words and phrases are set forth throughout the Plan. Section references indicate sections of the Plan unless otherwise stated. The masculine pronoun includes the feminine, and the singular number includes the plural and the plural the singular, whenever applicable.

1.1  Accrued Benefit. The Eligible Employee's accrued benefit as defined under
     ---------------
the Retirement Income Plan.

1.2  Actuarial Equivalent. A benefit of equal value, determined in the same
     --------------------
manner as under the Retirement Income Plan except that the interest assumption will be the Pension Benefit Guaranty Corporation immediate annuity rate in effect on the first day of the first calendar year for which the benefit is payable.

1.3  Beneficiary. The person whom the Eligible Employee has designated as his
     -----------
joint annuitant or other beneficiary under the Retirement Income Plan.

1.4  Code. The Internal Revenue Code of 1986 as amended from time to time, and
     ----
rules and regulations issued under the Code.

1.5  Company. Equifax Inc. and any United States subsidiary of Equifax Inc.
     -------
that adopts this Plan with the consent of the Board of Directors of Equifax Inc.

1.6  Credited Service. The Eligible Employee's credited service as defined
     ----------------
under the Retirement Income Plan.

1.7  Eligible Employees. Employees and former employees of the Company who have
     ------------------
satisfied the eligibility requirements set forth in Section 2.1.

1.8  Executive Committee. The Executive Committee of the Board of Directors of
     -------------------
Equifax Inc.

1.9  Exempt Grade. The salary grading system which the Companies use to
     ------------
classify managerial employees. For any Company which does not use a salary grading system, the Executive Committee will designate an equivalent system to grade Eligible Employees.

1.10 Final Average Earnings. The annual average of the Eligible Employee's
     ----------------------
Plan Earnings during the 36-consecutive-month period of his employment with the Company which produces the highest average.

1.11 Plan. The Equifax Inc. Supplemental Executive Retirement Plan as amended
     ----
from time to time.

1.12 Plan Earnings. The Eligible Employee's annual base salary including any
     -------------
tax-deferred amounts contributed under Code Sections 401(k) and/or 125 and excluding payments under the Performance Share Plan, plus, for purposes of the benefit provided under Subsection 3.1(a), 100 percent of his annual paid or deferred bonus.

1.13 Retirement Income Plan. The Equifax Inc. U.S. Retirement Income Plan, as
     ----------------------
amended from time to time, and any successor plan.

1.14 Retirement Income Plan Benefit. The benefit actually paid or payable
     ------------------------------
under the Retirement Income Plan to the Eligible Employee or to his Beneficiary, as adjusted under all applicable provisions of the Retirement Income Plan, including but not limited to adjustments for the form of payment and/or early payment.

                                   ARTICLE 2

                                  Eligibility
                                  -----------

2.1  Eligibility Requirements. The employees and former employees of a Company
     ------------------------
who will be eligible to participate in the Plan include those who meet all of the following conditions:

     (a)  are or were officers or assistant officers of a Company;

     (b) are designated by the Executive Committee as being eligible for benefits under this Plan;

     (c)  are or were participants in the Retirement Income Plan;

     (d) have sufficient Plan Earnings and Credited Service to be eligible for a benefit under Section 3.1; and

     (e)  either (1) are in Exempt Grade 37 or above or an equivalent grade, or
     (2) were first designated as Eligible Employees before October 1, 1989 and are listed on Schedule B attached to this Plan.

2.2  Frozen Participation as of October 1, 1989. Eligible Employees below
     ------------------------------------------
Exempt Grade No. 37 who were designated as such before the effective date of this amendment and restatement on October 1, 1989, will continue to participate in this Plan and will be eligible to receive the benefit described in Subsection

3.1(b). In the event such Eligible Employee subsequently achieves Exempt Grade No. 37 or above and the Executive Committee designates him as an Eligible Employee with Exempt Grade status, he will then be eligible to receive any benefit for which he is eligible under Subsection 3.1(a).

2.3  Schedule of Eligible Employees. The Pension and Profit Sharing Committee
     ------------------------------
will be responsible for maintaining a list of Eligible Employees.

                                   ARTICLE 3

                                   Benefits
                                   --------

3.1  Amount of Benefits. To the extent vested under Section 3.4 and at the time
     ------------------
described in this Section, each Eligible Employee will be eligible to receive the benefit described in either Subsection (a) or (b), as applicable, which benefit will be paid in the same form and adjusted for the form of payment in the same manner as his Retirement Income Plan Benefit.

     (a) Exempt Grade Nos. 37 and Above who Retire After Reaching Age 55. A benefit will be payable from this Plan to the two respective groups of Eligible Employees identified below, in the respective amounts identified below. The benefit payable under this Plan to the Eligible Employee in Exempt Grade No. 37 or higher, who retires after reaching age 55 and before reaching age 65, will not be reduced for early payment. For purposes of this Subsection (a), the Eligible employee who terminates employment for any reason with at least 5 years of Credited Service will be treated as having retired.

          (1) Exempt Grade Nos. 46 and Above. Each Eligible Employee in Exempt Grade Nos. 46 and above who retires after reaching age 55 will be eligible to receive a benefit in an annual amount equal to 3 percent of his Final Average Earnings, multiplied by the number of his years of Credited Service up to 20 years, minus the annual amount of his Retirement Income Plan Benefit. Each such Eligible Employee who retires after reaching age 65 will be eligible to will be eligible to receive a benefit in an annual amount equal to 60 percent of his Final Average Earnings, regardless of the number of his years of Credited Service, minus the annual amount of his Retirement Income Plan Benefit, and if he has fewer than 20 years of Credited Service, minus the actuarial equivalent of the aggregated annual or annualized amount of his qualified and nonqualified defined benefit plan retirement benefits received or receivable from all previous employers.

          (2) Exempt Grade Nos. 37 through 45. Each Eligible Employee in Exempt Grade Nos. 37 through 45 who retires after reaching age 55 will be eligible to receive a benefit in an annual amount equal to 1.5 percent of his Final Average Earnings multiplied by the number of his years of Credited Service up to 40 years, minus the annual amount of his Retirement Income Plan Benefit; provided that he will be given credit for a number of additional years of Credited Service equal to the least of (A) years to age 65, (B) years to a total of 40, or (C) 5 years.

     (b) Participants as of September 30, 1989 Who Terminate Before Age 55 or Who are in Exempt Grades Below No. 37. Each Eligible Employee who was a participant as of September 30, 1989, and who either (1) is in Exempt Grade No. 37 or above and terminates employment before reaching age 55, or (2) is in an Exempt Grade below No. 37 regardless of his age at termination or retirement, will be eligible to receive a benefit in the amount he would receive under the Retirement Income Plan if it were calculated by ignoring the limitations under Code Sections 415 and 401(a)(17) and any other limitations on benefits payable from qualified retirement plans in effect at the time when benefits are payable under this Plan; and by defining his Plan Earnings to include the amount of his annual paid or deferred bonus which does not exceed 50 percent of his annual base salary including any tax-deferred amounts contributed under Code Sections 401(k) and/or 125. His benefit under this Plan will be payable in the same form and beginning at the same time as his Retirement Income Plan Benefit, (which amount will be reduced for early payment in the manner described in the Retirement Income Plan if applicable), minus his Retirement Income Plan Benefit.

3.2  Disability Benefit. In the event a vested Eligible Employee described in
     ------------------
subsection 3.1(a) incurs a disability within the meaning of the Company's long-term disability plan (whether or not he is covered under that plan), he will be entitled to receive the benefit described in that Subsection as calculated on the basis of his Final Average Earnings and years of Credited Service determined on his disability commencement date as defined in the long-term disability plan, and without any reduction for early payment. The benefit will begin as of his disability commencement date. The benefit will be paid even though his age and/or years of Credited Service would not otherwise entitle him to a benefit under this Plan.

     If the disabled Eligible Employee also receives a benefit under the Retirement Income Plan as of his disability commencement date, he will receive his benefit under this Plan in the same form and adjusted for the form of payment in the same manner as his Retirement Income Plan Benefit. If he does not receive his Retirement Income Plan Benefit and he is married as of his disability commencement date, his benefit under this Plan will be paid in the form of the 50 percent joint and survivor annuity, adjusted for the form of payment in the same manner as his Retirement Income Plan Benefit; if he is unmarried, his benefit under this Plan will be paid in the form of the single life annuity. The Eligible Employee's disability benefit payments will cease immediately in the event he becomes employed full-time with any employer. In the event he resumes employment with a Company and is again designated as an Eligible Employee, his Credited Service earned before his disability commencement date will be included in the calculation of any benefit he subsequently receives under this Plan.

3.3  Benefit Accrual. As of the date of determination, each Eligible Employee
     ---------------
will be considered to have accrued the benefit that would be payable under
Section 3.1 or 3.2, as applicable, if he terminated employment on that date, taking into account his vested Retirement Income Plan Benefit accrued as of that date.

3.4  Vesting. Each Eligible Employee's right to benefits under this Plan will
     -------
become vested at the same time and in the same manner as his Retirement Income Plan Benefit becomes vested, except that an Eligible Employee who terminates employment before he reaches age 55 and is not eligible for a disability benefit under Section 3.2, will not receive any benefit under Subsection 3.1(a).

3.5  Normal Form of Payment. Except as provided in Sections 3.2 and 3.8, the
     ----------------------
benefit payable from this Plan will be paid in the same form and at the same time as the Eligible Employee's Retirement Income Plan Benefit.

3.6  Preretirement Death Benefit. In the event an Eligible Employee dies at a
     ---------------------------
time when a preretirement death benefit is payable to his surviving spouse or other beneficiary under the Retirement Income Plan, any gross benefit payable to his Beneficiary under this Plan will be calculated in the same manner and will be paid at the same time as the benefit payable under the Retirement Income Plan, and will be offset by any benefit payable under the Retirement Income Plan.

3.7  Postretirement Death Benefit. After the death of an Eligible Employee who
     ----------------------------
is receiving benefits under this Plan in a form other than a joint annuity, benefits will continue to be paid to his Beneficiary in the same form, beginning as of the first day of the month following the month in which the Eligible Employee dies, and ending on the date when benefits cease to be paid to the Beneficiary under the Retirement Income Plan. In the event an Eligible Employee dies while receiving benefits from this Plan in the form of a joint annuity, the benefit will continue to be paid to his surviving Beneficiary, adjusted in the same manner and payable at the same time as the death benefit under the Retirement Income Plan.

3.8  Lump Sum Payment. In the event benefits under this Plan would be paid in a
     ----------------
monthly amount less than $100, the Pension and Profit Sharing Committee may in its sole discretion make a lump sum payment to the Eligible Employee or Beneficiary, in an amount equal to the present value of the benefit as calculated using the Pension Benefit Guaranty Corporation interest rate for immediate annuities as in effect on the first day of the calendar year in which monthly payments otherwise would have begun. The lump sum payment will be made at the time the first monthly payment would have been made.

                                   ARTICLE 4

                                Nonfunded Plan
                                --------------

4.1  Payment From General Treasury. Benefits under this Plan will be paid from
     -----------------------------
the general treasury of the Eligible Employee's employer as they become due, and will not be a liability or obligation of any other member of the controlled group or other related employer. The Company reserves the right to establish and to change from time to time the method for paying benefits under this Plan.

     The Board of Directors of Equifax Inc. may, in its sole discretion, direct that a trust fund be established under this Plan. Except in the event of such direction, no trust fund or legal reserve will be created to fund any benefit payable under this Plan. No Eligible Employee or Beneficiary will have any prior right to assets of the Company or any related employer arising from this Plan, except to the extent that he has a benefit funded under any trust fund established by the Board of Directors of Equifax Inc.

4.2  Assets Subject to General Creditors. All assets of this Plan, and of any
     -----------------------------------
trust fund established under this Plan, will be subject to the Company's general creditors, and each Eligible Employee or Beneficiary will have the status of a general unsecured creditor of the Company.

4.3  No Participant Contributions. Participants will neither be required nor
     ----------------------------
permitted to make contributions to this Plan.

                                   ARTICLE 5

                        Rights of Employees and Others
                        ------------------------------

5.1  Limitation on Rights Under Plan. Participation in this Plan creates an
     -------------------------------
unfunded, unsecured promise to make payments to the Eligible Employee or to his Beneficiary in the future. No employee or other person will have any rights under this Plan except as specifically provided in the Plan.

5.2  No Employment Rights. This Plan is not a contract of employment and will
     --------------------
not affect the Company's right to terminate the employment of any employee.

5.3  Nonalienation. No benefits accrued under the Plan will be subject to the
     -------------
claim or legal process of any creditor of any Eligible Employee or Beneficiary, and no Eligible Employee or Beneficiary can alienate, transfer, anticipate or assign any interest in any benefit accrued under the Plan, except that distributions will be made as required by law.

                                   ARTICLE 6

                     Amendment and Termination of the Plan
                     -------------------------------------

6.1  Amendment of the Plan. The Board of Directors of Equifax Inc. will have
     ---------------------
the right to amend the Plan from time to time; provided that no amendment will have the effect of eliminating any benefit accrued and vested before the effective date of the amendment.

6.2  Termination of the Plan. Each Company expects this Plan to be continued
     -----------------------
indefinitely but necessarily reserves the right to terminate its participation in the Plan at any time by action of its own Board of Directors. The entire Plan may be terminated at any time by action of the Board of Directors of Equifax Inc. In the event of Plan termination, each Eligible Employee and Beneficiary will preserve his right to the full amount of his vested benefit accrued under this Plan as of the termination date.

                                   ARTICLE 7

                                 Miscellaneous
                                 -------------

7.1  Headings. The headings and subheadings in this Plan have been inserted for
     --------
convenient reference and in the event any heading or subheading conflicts with the text of the provision, the text will govern.

7.2  Construction. The Plan will be construed in accordance with the laws of
     ------------
the State of Georgia, except to the extent such laws are preempted by the code or by ERISA.

7.3  Administration. The Plan will be administered by the Pension and Profit
     --------------
Sharing Committee.

7.4  Withholding for Taxes. Any distribution under this Plan will be subject
     ---------------------
to withholding for taxes as required by law.

                               AMENDMENT TO THE
                           EQUIFAX INC. SUPPLEMENTAL
                           EXECUTIVE RETIREMENT PLAN


     THIS AMENDMENT to the Equifax Inc. Supplemental Executive Retirement Plan (the "Plan"), made this ____ day of _____________, 1992, by Equifax Inc., a corporation organized and existing under the laws of the State of Georgia (hereinafter referred to as the "Company"), to be effective as indicated below.

                             W I T N E S S E T H:

     WHEREAS, the Company desires to amend the Plan for purposes of establishing enhanced early retirement benefits for certain described employees who elect to receive said benefits; NOW, THEREFORE, the Company does hereby amend the Plan as follows:

                                      I.

     A new subsection (c) is hereby added to Section 3.1 as follows:


     (c) Certain Eligible Employees Electing Early Retirement Between February
     -------------------------------------------------------------------------
     28 and December 31. 1991.
     ------------------------

     Pursuant to the provisions of the Retirement Income Plan, certain Eligible Employees who terminate employment between February 28 and December 31, 1991, are eligible to elect early retirement under said Retirement Income Plan, notwithstanding the fact that they had not yet attained age 55 or completed five years of service as of said date. Any Eligible Employee listed on Schedule A who is entitled to elect an Early Retirement Date and who terminates employment during said period and pursuant to said provisions, shall be entitled to the benefits described in Section 3.1(8)(1) or (2), as appropriate, and not section 3.1(b) of this Plan, notwithstanding the fact that said eligible employee has not attained age 55 as of the date of termination of employment. Any such Eligible Employee who is listed on Schedule B shall continue to be entitled to the benefits provided pursuant to Section 3.1(b) of this Plan.

                                      II.

     All other parts of the Plan not inconsistent herewith are hereby confirmed and ratified.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officers, and the corporate seal affixed, this ____ day of ___________, 1992.


                                    COMPANY:

                                    EQUIFAX INC.


                                    By: /s/ D. E. McGuffey
                                        ------------------------------
                                    Title: Vice President - CIBF
                                           ---------------------------
ATTEST:

By: /s/ Joan A. Martin
    -------------------------
Title: Assistant Secretary
       -----------------------

                               AMENDMENT TO THE
                           EQUIFAX INC. SUPPLIMENTAL
                           EXECUTIVE RETIREMENT PLAN

     THIS AMENDMENT to the Equifax Inc. Supplemental Executive Retirement Plan (the "Plan''), made this 21/st/ day of March, 1994, by Equifax Inc., a
                         ------        -----
corporation organized and existing under the laws of the State of Georgia (hereinafter referred to as the "Company"), to be effective as indicated below.

                             W I T N E S S E T H:

     WHEREAS, the Company desires to amend the Plan to clarify that annual bonuses paid in the form of restricted stock or other property will be taken into account for certain purposes under the Plan;

     NOW, THEREFORE, the Company does hereby amend the Plan as follows:

                                      I.

     Section 1.12 is hereby amended effective January 1, 1994, by adding the following sentence to the end thereof:

     In determining the: amount of a Participant's bonus, the amount of any bonus paid pursuant to the Company's Incentive Compensation Plan in the form of shares of restricted stock or other property pursuant to the Company's Incentive Compensation Plan shall be included as part of the Participant's bonus compensation for the year in which such property is transferred to the Participant, without regard to any vesting or forfeiture provisions that could defer the time at which the value of such property is included in the Participant's taxable income; provided, however, that the amount of such bonus taken into account under the Plan shall not include any premium representing the excess of the fair market value of such property over the amount of such bonus if paid in cash.

     All other parts of the Plan not inconsistent herewith are hereby confirmed and ratified.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officers, and the corporate seal affixed as of the day and year first above written.


                                     COMPANY:

                                     EQUIFAX INC.

                                     By: /s/ Donald E. McGuffey
                                         -----------------------------
                                     Title: Vice President - CIBF
                                           ---------------------------

ATTEST:

By: /s/ Kathy N. Kelpen
    --------------------------
Title: Admin. Asst.
       -----------------------

                               AMENDMENT TO THE

                           EQUIFAX INC. SUPPLEMENTAL
                           EXECUTIVE RETIREMENT PLAN

     THIS AMENDMENT to the Equifax Inc. Supplemental Executive Retirement Plan (the "Plan"), made this 21/st/ day of March, 1994, by Equifax Inc., a
                        ------        -----
corporation organized and existing under the laws of the State of Georgia (hereinafter referred to as the "Company"), to be effective as of April 1, 1993.

                              W I T N E S S T H:

     WHEREAS, the Company desires to amend the Plan for purposes of establishing enhanced early retirement benefits for certain participants in the Plan who leave the employ of the Company at management's decision and for certain other purposes;

NOW, THEREFORE, the Company does hereby amend the Plan as follows:

                                      I.

     In accordance with a change in the salary administration program of the Company, references in the Plan to "Exempt Grade No. 37" and "Exempt Grade No. 46" shall mean Exempt Grade No. 79 and Exempt Grade No. 84, respectively.

                                      II.

     The first sentence of -Section 3.1 is hereby amended by deleting the words "in either Subsection (a) or (b)" and inserting the words "in Subsection (a.) through (d)."

                                     III.

     A new subsection (d) is hereby added to Section 3.1 as follows:

     (d)  Participants in Exempt Grades Nos, 79 and Above Who Terminate After
          -------------------------------------------------------------------
     Age 50 and Before Age 55. Effective on and after April 1, 1993, each
     ------------------------
     Eligible Employee listed on Schedule A hereto who is in Exempt Grade Nn. 79 or above at the time of termination of employment and who terminates employment with the Company upon the request of management and whose age at the time of termination is at least 50 but less than 55 will be eligible to receive a benefit in the amount he would receive under the Retirement Income Plan calculated based upon his Plan Earnings (which include the amount of his annual paid or deferred bonus), minus the annual amount of his Retirement Income Plan Benefit; provided that if such Eligible Employee is in Exempt Grade No. 8-4 or above at the time of termination of employment, he will be given credit for the number of additional years of Credited Service he would have had if he terminated employment at age 55. Such benefit will not be reduced for early payment. In the event an Eligible Employee qualifies for benefits under this subsection and subsection (b) of this Section 3.1, such Eligible Employee shall be entitled to the greater of such benefits.

                                      IV.

     A new Section 3.9 is hereby added to Article III as follows:

     3.9  Termination for Cause. Notwithstanding anything in this Plan to the
          ---------------------
     contrary, an Eligible Employee shall not, be entitled to any benefit hereunder if his termination of employment with the Company is a consequence of embezzlement, theft or infraction of any criminal law involving the Company or a related entity or engaging in activities directly competitive with the Company during his employment with the Company. Any denial of benefits under this Section shall be made by the Pension, Thrift and Group Benefit Plans Committee in its sole discretion, acting in good faith.

                                      VI.

     All other parts of the Plan not inconsistent herewith are hereby confirmed and ratified.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officers, and the corporate seal affixed, as of the: day and year first above written.

                                        COMPANY;

                                        EQUIFAX INC.

                                        By: /s/ Donald E. McGuffey
                                            --------------------------------
                                        Title: Vice President - CIBF
                                               -----------------------------

ATTEST:

By: Kathy N. Kelpen
    ---------------------------------
Title: Administrative Assistant
       ------------------------------

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

                            FOURTH AMENDMENT TO THE
                           EQUIFAX INC. SUPPLEMENTAL
                           EXECUTIVE RETIREMENT PLAN


     THIS AMENDMENT to the Equifax Inc. Supplemental Executive Retirement
Plan (the "Plan"), made this 2nd day of December, 1996, by Equifax Inc., a corporation organized and existing under the laws of the State of Georgia (hereinafter referred to as the "Company"), to be effective as indicated below.

                             W I T N E S S E T H:

      WHEREAS, the Company has heretofore adopted the Plan in order to provide supplemental retirement benefits to certain employees of the Company;

      WHEREAS, pursuant to Section 6.1 of the Plan, the Board of Directors has the right to amend the Plan from time to time;

     WHEREAS, the Plan was amended and restated in its entirety effective as of October 1, 1989, and has subsequently been amended on three separate occasions;

     WHEREAS, the Company desires further to amend the Plan at this time in order to take into account the Company's new salary classification system, effective May 1, 1996; and

     WHEREAS, the Board of Directors has authorized the following amendment to the Plan;

     NOW, THEREFORE, the Company does hereby amend the Plan as follows:

                                      I.

     In accordance with a change in the salary administration program of the Company, references in the Plan to "Exempt Grade No. 79" and "Exempt Grade

No. 84" shall mean Exempt Grade No. 3 and Exempt Grade No. 5, respectively, effective as of May 1, 1996. References in the Plan to Exempt Grade No. 45 shall mean Exempt Grade No. 83 for the period April 1, 1993 through April 30, 1996, and shall mean Exempt Grade No. 4 on and after May 1, 1996.

                                      II.

     All other parts of the Plan not inconsistent herewith are hereby confirmed and ratified.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officers, and the corporate seal affixed, as of the day and year first above written.

                                       COMPANY:

                                       EQUIFAX INC.


                                       By: /s/ D. E. McGuffey
                                           -------------------------------
                                       Title: Vice President - CIBF
                                              ----------------------------

ATTEST:


By: /s/ Kathy Kelpen
    ----------------------------
Title: Staff Assistant Senior
       -------------------------

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